UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 13, 2015

SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 286-7000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 13, 2015 the Compensation Committee of the Board of Directors of Sears Hometown and Outlet Stores, Inc. (the “Company”) approved a form of Stock Unit Agreement with respect to Stock Unit awards available for grant under the Sears Hometown and Outlet Stores, Inc. Amended and Restated 2012 Stock Plan. The approved form of Stock Unit Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K.

The Company intends to begin mailing its proxy statement and related materials for its May 27, 2015 Annual Meeting on or about April 28, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit listed in the accompanying “Exhibit Index” has been filed as part of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Vice President, General Counsel, and Secretary
Date: April 15, 2015

Exhibit Index

Exhibit Number        Exhibit Description

10.1*            Form of Stock Unit Agreement

* Furnished herewith